THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C
Multi-Fund®, Multi-Fund® 5

Lincoln National Variable Annuity Account E
Lincoln National Variable Annuity Account H
American Legacy Product Suite

Lincoln Life Variable Annuity Account N
ChoicePlus Suite, ChoicePlus II Suite
ChoicePlus Assurance Product Suite, ChoicePlus Design

Supplement to the May 1, 2009 Prospectus, as supplemented

This Supplement dated October 5, 2009, outlines changes to the prospectus for your individual variable annuity contract. It is for informational purposes and requires no action on your part.

As of October 5, 2009, the 200% Step-up feature in the Lincoln Lifetime IncomeSM Advantage rider and the Lincoln Lifetime IncomeSM Advantage Plus rider will no longer be available in riders purchased on or after that date.

Lincoln Lifetime IncomeSM Advantage provides minimum, guaranteed, periodic withdrawals for your life or for the lives of you and your spouse. The amount of the withdrawals is based on the Guaranteed Amount, which is equal to the initial purchase payment. The Guaranteed Amount is increased by additional purchase payments, automatic step-ups and enhancements, and is decreased for withdrawals.  Lincoln Lifetime IncomeSM Advantage Plus provides an increase in the contract value of an amount equal to the excess of the initial Guaranteed Amount over the current contract value.

The 200% Step-up feature provides (subject to conditions) that on the Benefit Year anniversary after the contractowner (Single Life) or younger of the contractowner or spouse (Joint Life) reach age 65 (if rider was purchased on or after January 20, 2009, age 70 if rider is purchased prior to January 20, 2009), or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals. The 200% Step-up will only occur if it would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. A complete description of the provisions of this rider, including the 200% Step-up and charges associated with the rider, is provided in your prospectus. See The Contracts – Living Benefit Riders, Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus and Charges and Other Deductions – Rider Charges.  As of October 5, 2009 the 200% Step-up feature will no longer be available in Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders purchased on or after that date.

Excess Withdrawals may significantly reduce your Maximum Annual Withdrawal amount and may result in termination of the rider if the Maximum Annual Withdrawal amount is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement and the Lincoln Lifetime IncomeSM Advantage Plus. See The Contracts – Living Benefit Riders, Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus for more details.

All other features of the Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus will continue to be available on or after October 5, 2009. These features include:

•	A Guaranteed Amount from which Minimum Annual Withdrawals of 5% per year may be made;
•	The Maximum Annual Withdrawal Amount Annuity Payout Option which is a fixed annuity option;
•	The greater of 5% annual Enhancements or Automatic Annual Step-ups of the Guaranteed Amount (subject to conditions);
•	Nursing Home Enhancement to the Maximum Annual Withdrawal Amount.

Existing contractowners who own either the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage Plus rider will not be impacted by this change. Existing contractowners who do not currently own either the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage Plus rider may take advantage of the limited availability of the 200% Step-up feature by purchasing either rider before October 5, 2009.

There will be no change to the charge for the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage Plus (guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount plus an additional guaranteed maximum annual percentage charge of 0.15% of the Guaranteed Amount for the Lincoln Lifetime IncomeSM Advantage Plus option for a total guaranteed maximum annual percentage charge of 1.65% of the Guaranteed Amount).

If you purchase Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the following provisions within the prospectus relating to the Lincoln Lifetime IncomeSM Advantage and the Lincoln Lifetime IncomeSM Advantage Plus should be disregarded:

On the Expense Table – the reference to the 200% Step-up in the first footnote of the Optional Rider Charges section.

Under the Charges and Other Deductions – Rider charges, Lincoln Lifetime IncomeSM Advantage Plus: the references to the increase of the Guaranteed Amount caused by the 200% Step-up in the second and fourth paragraphs of the section.

Under The Contracts – Living Benefit Riders, Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus: all references to the increase of the Guaranteed Amount and Maximum Annual Withdrawal caused by the 200% Step-up and the entire paragraph titled Step-up to 200% of the Guaranteed Amount.

The limited availability of the 200% Step-up has no impact on the death benefit options or annuity payout options offered under your contract. Before deciding whether to drop Lincoln Lifetime IncomeSM Advantage, you should consider that if you repurchase Lincoln Lifetime IncomeSM Advantage in the future the 200% Step-up feature will no longer be available. Before deciding whether to purchase Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus with or without the 200% Step-up, you should consult with your broker dealer representative.

The availability of the 200% Step-up will depend upon your state specific approval process. All features of the Rider may not be available in all states or may differ based upon the state of purchase. Please check with your investment representative regarding the availability and features of the Rider.

The Lincoln National Life Insurance Company. With respect to the issuance of the Contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Exchange Act of 1934.

Please keep this Supplement with your prospectus for future reference.